UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 10, 2010

OCCIDENTAL PETROLEUM CORPORATION

(Exact Name of Registrant
as Specified in Its Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10889 Wilshire Boulevard Los Angeles, California	90024
(Address of Principal Executive Offices)	(ZIP Code)

(310) 208-8800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K (this “Amendment”) amends the Current Report on Form 8-K of Occidental Petroleum Corporation (the “Company”) filed with the Securities and Exchange Commission on December 10, 2010 (the “Original Filing”). This Amendment is solely for the purpose of correcting a typographical error in Item 7.01 of the Original Filing.  The references to “99.2 and 99.3” in the second and third sentence of Item 7.01 should be “99.1 and 99.2” in order to be consistent with the exhibits that were filed as part of the Original Filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

Date:	December 13, 2010	By:	/s/ Roy Pineci
			Name:	Roy Pineci
			Title:	Vice President, Controller and
Principal Accounting Officer